UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

GENENTECH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9813	94-2347624
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 8.01 Other Events
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.6
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 1.01	Entry into a Material Definitive Agreement

On July 18, 2005, Genentech, Inc. (the “Company”), sold $500,000,000 in principal amount of the Company’s 4.40% Senior Notes due 2010 (the “2010 Notes”), $1,000,000,000 in principal amount of the Company’s 4.75% Senior Notes due 2015 (the “2015 Notes”) and $500,000,000 in principal amount of the Company’s 5.25% Senior Notes due 2035 (the “2035 Notes” and together with the 2010 Notes and 2015 Notes, the “Securities”). The Securities were sold pursuant to a Purchase Agreement, dated as of July 13, 2005 (the “Purchase Agreement”), among the Company and Citigroup Global Markets, Inc. and Goldman, Sachs & Co. as representatives of the initial purchasers identified therein (collectively, the “Initial Purchasers”). The Securities were issued pursuant to an Indenture, dated as of July 18, 2005 (the “Indenture”), between the Company and The Bank of New York, as trustee.

The Purchase Agreement provides that the Securities will be offered and sold to the Initial Purchasers and reoffered by the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on applicable exemptions from the registration requirements of the Securities Act.

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, dated as of July 18, 2005 (the “Registration Rights Agreement”), between the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed to register the Securities under the Securities Act within a specified time or pay additional amounts to the holders of notes.

The Company intends to use the net proceeds from the offering, which were approximately $1.99 billion, to reduce or repay its obligations under certain existing synthetic and other lease arrangements, including a synthetic lease related to its manufacturing facility in Vacaville, California. The Company also intends to fund upgrade, start-up and validation costs at its recently acquired biologics manufacturing facility in Oceanside, California. It intends to use the balance of the net proceeds for general corporate purposes, which may include additional capital expenditures, working capital, stock repurchases, research and development expenses and acquisitions of or investments in products, technologies, facilities and businesses.

The 2010 Notes will bear interest at 4.40% per year and will mature on July 15, 2010. The 2015 Notes will bear interest at 4.75% per year and will mature on July 15, 2015. The 2035 Notes will bear interest at 5.25% per year and will mature on July 15, 2035. Interest on the Securities will be payable on January 15 and July 15 of each year, beginning on January 15, 2006. Interest on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months and will accrue from July 18, 2005.

The Company has the right to redeem any or all of the Securities at any time at a price equal to the greater of the principal amount thereof and the sum of the present value of the remaining scheduled payments of principal and interest in respect of the Securities to be redeemed, discounted to the date of redemption, plus, in each case, accrued interest. The Securities may also be accelerated under certain circumstances in the case of an Event of Default (as defined in the Indenture). The Securities are not entitled to a sinking fund and the Holders of the Securities may not require the Company to repurchase the Securities.

The above descriptions of the Indenture, the Securities, the Purchase Agreement and the Registration Rights Agreement are summaries only and are qualified in their entirety by reference to the respective exhibits to this Current Report on Form 8-K.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure under Item 1.01 of this report, which is incorporated by reference in this Item 2.03.

ITEM 8.01	Other Events

On July 13, 2005, the Company issued two press releases with respect to its offer of the Securities. A copy of the press releases are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No.

4.1	Indenture, dated as of July 18, 2005, between the Company and Bank of New York, as trustee

4.2	Officers’ Certificate of Genentech, Inc. dated July 18, 2005, including forms of the Company’s 4.40% Senior Notes due 2010, 4.75 Senior Notes due 2015 and 5.25% Senior Notes due 2035

4.3	Form of 4.40% Senior Note due 2010 (incorporated by reference to Annex A of Exhibit 4.2 to this Report)

4.4	Form of 4.75% Senior Note due 2015 (incorporated by reference to Annex B of Exhibit 4.2 to this Report)

4.5	Form of 5.25% Senior Note due 2035 (incorporated by reference to Annex C of Exhibit 4.2 to this Report)

4.6	Registration Rights Agreement, dated as of July 18, 2005, among Genentech, Inc. and Citigroup Global Markets, Inc. and Goldman, Sachs & Co. as representatives of the initial purchasers

99.1	Press release dated July 13, 2005, announcing the Company’s intention to offer the Securities

99.2	Press release dated July 13, 2005, announcing the pricing of the Securities

               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2005	By:	/s/ Stephen G. Juelsgaard
Stephen G. Juelsgaard
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 18, 2005, between the Company and Bank of New York, as trustee

4.2	Officers’ Certificate of Genentech, Inc. dated July 18, 2005, including forms of the Company’s 4.40% Senior Notes due 2010, 4.75 Senior Notes due 2015 and 5.25% Senior Notes due 2035

4.3	Form of 4.40% Senior Note due 2010 (incorporated by reference to Annex A of Exhibit 4.2 to this Report)

4.4	Form of 4.75% Senior Note due 2015 (incorporated by reference to Annex B of Exhibit 4.2 to this Report)

4.5	Form of 5.25% Senior Note due 2035 (incorporated by reference to Annex C of Exhibit 4.2 to this Report)

4.6	Registration Rights Agreement, dated as of July 18, 2005, among Genentech, Inc. and Citigroup Global Markets, Inc. and Goldman, Sachs & Co. as representatives of the initial purchasers

99.1	Press release dated July 13, 2005, announcing the Company’s intention to offer the Securities

99.2	Press release dated July 13, 2005, announcing the pricing of the Securities